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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 17, 1996



                        THE SOUTHERN BANC COMPANY, INC.
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            (Exact name of registrant as specified in its charter)



Delaware                            1-13964                           63-1146351
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(State or other jurisdiction      (Commission                   (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)



221 S. 6th Street, Gadsden, Alabama                                        35901
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(Address of principal executive offices)                              (Zip Code)



      Registrant's telephone number, including area code: (205) 543-3860
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Item 5.   Other Events.

          The trustees of the registrant's management recognition plan have purchased 58,190 shares of the registrant's outstanding common stock for the purpose of funding awards under that plan, and the registrant has repurchased 14,210 shares of common stock to fund exercises of options under its stock option and incentive plan. The registrant also has commenced a stock repurchase program to acquire up to 72,737 shares, or approximately 5%, of its currently outstanding common stock, and the registrant also may elect to repurchase up to 22,156 additional shares of outstanding common stock to fund exercises of options under its stock option and incentive plan. For additional information, see the registrant's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit 99.1  Press Release dated May 17, 1996
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE SOUTHERN BANC COMPANY, INC.



                                          By:  /s/ James B. Little, Jr.
                                             -----------------------------------
                                                   James B. Little, Jr.
                                                   President


Date: May 17, 1996